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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated July 25, 2003, except for Note 15 as to which the date is September 5, 2003, relating to the financial statements of Advancis Pharmaceutical Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

McLean, Virginia
September 5, 2003